CONFIRMATION AGREEMENT


      THIS CONFIRMATION AGREEMENT (the "Confirmation Agreement") is made and entered into on the date hereinafter set forth by and between GEODYNAMICS CORPORATION, a California corporation ("Geodynamics") and ALNEY A. BAHAM ("Baham") with respect to the following facts:

      A. Geodynamics and Baham are parties to two agreements dated April 5, 1995, one entitled, "Settlement Agreement" and one entitled, "Agreement" (collectively the "Agreements").

      B. In accordance with the terms of the Agreement, Baham presented to Geodynamics' Board of Directors (the "Board") on May
22, 1995 a request for reimbursement of expenses beyond the payments made in accordance with the Agreements.

      C. The Board deliberated and has proposed to Baham a response to his request for reimbursement of certain proxy related expenses, which has been accepted by Baham, and the parties wish to enter into this Confirmation Agreement to reflect the subsequent agreement of the parties to amend the Agreements.

       In   consideration  of  the  foregoing  premises  and  the
agreements contained herein, Geodynamics and Baham agree as follows:

           1. Ratification of Agreements and Releases. Each party does hereby ratify and confirm the Agreements, and each party agrees that the other party has acted in good faith and has fully complied with all of the terms of the Agreements. In addition, each party does hereby ratify and confirm all releases previously granted under the Agreements.

          2. Options. In consideration of the foregoing and in consideration for Baham's efforts to enhance shareholder value, Geodynamics hereby grants to Baham two 5-year stock options (the "Options") in the forms attached hereto as Exhibits A-1 and A-2, respectively. Options (or securities to be issued upon exercise of the Options) are not being registered under the Securities Act of 1933 (the "Act") on the grounds that the sale thereof is exempt under the applicable provisions of the Act as not involving any public offering, and Geodynamics' reliance on such exemption is predicated in part on Baham's representation that he is acquiring the securities for investment for his own account, with no present intention of dividing his participation with others or reselling or otherwise distributing the same. It is Baham's understanding that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption would not be present if, notwithstanding Baham's representation, he had in mind merely acquiring the securities for resale on the occurrence or nonoccurrence of some predetermined event such as, for example, the expiration of a holding period under the Internal Revenue Code, or a market rise, or if the market does not rise, or for any other fixed or determinable period in the future. Baham hereby represents to Geodynamics that he does not intend to dispose of his beneficial interest in all or any part of the Options issued to him or the securities. Further, Baham agrees that he will not transfer, by way of gift or otherwise, sell, pledge or encumber said securities unless he obtains at his own expense a "no action" letter from the SEC or an opinion of counsel satisfactory to Geodynamics that the transfer of the securities does not violate the Act.

           3. Employee Stock Options. Section 2(a)(4) of the Settlement Agreement is terminated and canceled and, in lieu thereof, Baham is granted the right to exercise the ten thousand three hundred (10,300) employee stock options ("Employee Options") held by him in accordance with their existing terms (except for the termination of the right to exercise on termination of employment) for the same period of time as the
Options. The payment specified in Section 2(a)(4) of the Settlement Agreement will not be made to Baham. Section 4(d) of the Agreement shall not apply to the exercise of the Employee Options or to the Options granted herewith. Further, it is agreed that notwithstanding the provisions of Section 4(d) of the Agreement in the event Baham sells or transfers any shares now or hereafter owned by him to persons other than members of his immediate family or any affiliate thereof, he may purchase additional shares so long as he does not own more shares than he owned upon the date of the Agreement plus ten thousand three hundred (10,300) shares subject to the Employee Options and the Options. Baham acknowledges that the Employee options will no longer be subject to treatment for income tax purposes as "Incentive Stock Options."

           4. Disclosure. Paragraph 6(a) of the Settlement Agreement and paragraph 6(a) of the Agreement are hereby deleted. It is hereby acknowledged by Baham that Geodynamics is required to file the Settlement Agreement, the amendments thereto and this Confirmation Agreement with the SEC, and to describe those agreements in the Form 10-K to be filed with the SEC.

           5. Counsel. Baham represents that he has consulted with his counsel prior to executing this Confirmation Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Confirmation Agreement as of August 15, 1995.

                              GEODYNAMICS:

                              GEODYNAMICS CORPORATION


                              By:  /s/ Joanne M. Dunlap

                              Title:  Vice President


                              BAHAM:


                              /s/ Alney A. Baham
                              ALNEY A. BAHAM

     I join in the foregoing.


     August 15, 1995





                       /s/       JULIA BAHAM





                          Exhibit A-1

                    GEODYNAMICS CORPORATION

           ALNEY A. BAHAM $8.00 STOCK PURCHASE OPTION


      THIS $8.00 STOCK PURCHASE OPTION (the "Option") is made and entered into at Torrance, California on the date hereinafter set forth by and between GEODYNAMICS CORPORATION, a California Corporation, hereinafter called the "Company" and ALNEY A. BAHAM, hereinafter called "Baham".

WHEREAS:

     A.   Baham is a shareholder in the Company; and

      B.   Baham and the Company have entered into a Confirmation
Agreement of even date, which requires the issuance of stock options to Baham.

      NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

           1. GRANT OF OPTION. Subject to the conditions set forth herein, the Company hereby grants to Baham the non-assignable right, privilege and option to purchase ten thousand (10,000) shares (the "Option Shares") of its Common Stock at EIGHT DOLLARS ($8.00) per share (the "Option Price"), in the manner hereinafter provided.

           2. TIME OF EXERCISE OF OPTION. This Option may be exercised by Baham for the five (5) year period commencing upon its execution date.

           3. METHOD OF EXERCISE. Stock purchased under this Option shall, at the time of purchase, be paid for in full. To the extent that the right to purchase shares has accrued thereunder, this Option may be exercised, from time to time, by written notice to the Company stating the number of shares with respect to which this Option is being exercised and the time of delivery thereof, which shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. At the time specified in such notice, the Company shall, without transfer or issue tax to Baham, deliver to him at the main office of the Company, or at such other place as shall be mutually acceptable, a certificate or certificates for such shares, against the payment of the Option Price, in full, for the number of shares to be delivered, by certified or bank cashier's check, or the equivalent thereof acceptable to the
Company. Provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any requirements of any state or federal agency or any securities exchange. Provided, further, that in the event that the
California Commissioner of Corporations has imposed an escrow upon the stock of the Company, said shares shall be delivered to the escrow holder previously designated by said Commissioner of Corporations, rather than to Baham. If Baham fails to accept delivery of and pay for all or any part of the number of shares specified in the notice given by Baham, upon tender and delivery of said shares, Baham's right to exercise this Option with respect to such undelivered shares shall be terminated.

           4. RECLASSIFICATION, CONSOLIDATION OR MERGER. If, and to the extent that the number of issued shares of Common Stock of the Company shall be increased or reduced by a change in par value, split-up, reclassification, distribution of a dividend payable in stock, or the like (but not dividends payable in cash), the number of Option Shares subject to this Option, and the Option Price therefor, shall be proportionately adjusted. If the Company is reorganized or consolidated, or merged with another corporation, Baham shall be entitled to receive options covering shares of such reorganized, consolidated or merged Company in the same proportion, at an equivalent price, and subject to the same conditions. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to this Option immediately after the reorganization, consolidation, or merger over the aggregate Option Price of such shares, shall not be more than the excess of the aggregate fair market value of all shares subject to this Option immediately before such reorganization, consolidation, or merger over the aggregate Option Price of such shares, and the new option or the assumption of the old option shall not give Baham additional benefits which he did not have under the old option.

           5. RIGHTS PRIOR TO EXERCISE OF OPTION. This Option is non-transferable by Baham, and is exercisable only by him, and Baham shall have no rights as a shareholder of shares subject to this Option until payment of the Option Price and the delivery of such shares as herein provided. Provided, however, that this Option may be exercisable by Baham's executor or personal representative within six (6) months after his death.

           6. RESTRICTIONS ON ISSUANCE OF SHARES. The Company shall not be obligated to sell and issue any shares pursuant to this Option, unless permission to issue said shares has first been obtained from the Commissioner of Corporations of the State of California, and, further, unless the shares with respect to which this Option is being exercised are, at the time, effectively registered, or exempt from registration, under the Securities Act of 1933, as amended.

          7.  REGISTRATION.

               (a)  Definitions.  As used in this Section 7:

                     (i)  The terms "register," "registered"  and
     "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering by the Securities and Exchange Commission ("SEC") of the effectiveness of such registration statement; and

                    (ii)  The term "Registrable Securities" means
     (a) the Common Stock issued or issuable upon exercise of the Option or issued or issuable upon exercise of a like option issued to Baham on the date hereof and (b) any Common Stock which Baham shall be entitled to receive, or shall have received, because of Baham's ownership of such securities, such as additional securities received upon stock splits, recapitalizations and the like.

               (b)  Demand Registration.

                     (i)   Upon the written demand of Baham,  the
     Company shall prepare and file a registration statement under the Securities Act covering an offering of such number of shares of Common Stock comprising the Registrable Securities as shall have been requested by Baham in such demand, and shall cause such registration statement to become effective, all in accordance with the provisions of this Agreement; provided that (i) the Company shall be obligated to effect registration pursuant to this Section 7(b)(i) no more than one time and (ii) no demand shall be made at any time that the Company is not eligible to register securities on From S-3 promulgated by the SEC (or any comparable successor form) and the Company shall only be required to effect a registration if at the time of effectiveness thereof, the Company continues to be eligible to use such From S-3.

                      (ii)   Whenever  the  Company  shall   have
     received a demand to effect registration pursuant to Section 7(b)(i), the Company may give notice of such proposed registration to other holders of unregistered securities of the Company. Subject to such conditions as the Company may impose, any such holder may request that all of such holder's unregistered securities, or any portion thereof designated by such holder, be included in the offering.

                      (iii)    The   Company  shall  proceed   as
     expeditiously as possible after receipt of a demand pursuant to Section 7(b)(i) to file a registration statement and use its best efforts to effect, within 120 days after the giving of such written demand (or, in the case of a demand made within 60 days prior to the end of the Company's then fiscal year, within 210 days after the giving of such written demand) the registration of an offering under the Securities Act. Such offering shall include:

                            (A)    the   Registrable   Securities
     specified  in the demand given pursuant to Section  7(b)(i);
     and

                          (B)   all other shares of Common  Stock
     that the holders thereof have requested be included in the offering pursuant to Section 7(b)(ii);

     all to the extent required to permit the respective holders to dispose of such securities in compliance with applicable law. The Company shall have the right to include in such offering authorized but unissued shares of its Common Stock, except as, and to the extent that, in the opinion of the managing underwriter, such inclusion would adversely affect the amount of, or price at which, the Registrable Securities otherwise included therein can be sold. Should the Company chose to distribute its securities through such underwriting, it shall (together with Baham) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this
     Section 7(b), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the securities to be included in the registration and underwriting for the account of the Company or other holders, as the Company shall determine, to an amount not less than 10% of the total number of shares included in such offering. Should the Company chose not to distribute its securities through such underwriting, Baham, with the consent of the Company (which shall not be unreasonably withheld), shall select the representative, if any, of the underwriters to be engaged in connection with any such registration. Any such underwriter shall be a member firm of the New York Stock Exchange with a net capital of at least $15,000,000.

               (c)  Piggyback Registration.

                    (i)  Notice of Registration.  If, at any time
     or  from  time  to  time,  the Company  shall  determine  to register any of its securities for its own account in connection with an offering of its securities to the general public for cash on a form which would permit the registration of Registrable Securities, the Company will, subject to the further provisions of this Section 7:

                              (A)  promptly give to Baham written
          notice thereof; and

                               (B)  subject to clause (ii) below,
          use its reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made on or prior to the later of (1) ten days after such notice from the Company or (2) ten days before the initial filing of the registration statement which is the subject of such notice.

                    (ii)   Underwriting.  If the registration  of
     which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Baham as a part of the written notice given pursuant to Section 7(c)(i)(A). In such event, the right of Baham to registration pursuant to this Section 7(c) shall be conditioned upon Baham's participation in such underwriting and the inclusion of Baham's Registrable Securities in the underwriting to the extent provided herein. Should Baham propose to distribute his securities through such underwriting, he shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this
     Section 7(c), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit or eliminate the Registrable Securities to be included in the registration and underwriting. In any underwritten public offering in which Baham participates pursuant to this Agreement, Baham agrees that he will consent to any lockup of securities demanded by the underwriter in connection with any such registration provided all other selling shareholders agree to like restrictions. In any underwritten public offering in which Baham does not participate pursuant to this Agreement, Baham agrees that he will consent to any lockup of securities demanded by the underwriter, not in excess of 120 days in the aggregate for any one offering, in connection with any such registration provided all selling shareholders, if any, and all officers and directors of the Company not participating in such public offering agree to like restrictions.

                (d) Expenses of Registration. Subject to any state blue sky laws requiring otherwise, all expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 7 with respect to Registrable Securities, including without limitation, all underwriting spreads, legal, accounting, registration, filing and qualification fees, and printing expenses with respect to or allocable to Registrable Securities, shall be borne by the Company.

                (e) Registration Procedure. Upon receipt of any notice from the Company, at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event of which it is aware as a result of which the prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, Baham will forthwith discontinue distribution of the Registrable Securities pursuant to the registration statement until Baham's receipt of the copies of any supplemented or amended prospectus.

               (f) Indemnification. If and whenever Registrable Securities of Baham are included in a registered offering, Baham will indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement and each person who controls the Company within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by an instrument duly executed by Baham and stated to be specifically for use therein.

               (g) Information by Baham. Baham shall furnish in writing to the Company such information regarding him and the distribution proposed by him as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 7.

                (h)   Sale Without Registration.  At the time  of
     any transfer of any Registrable Securities which shall not be registered under the Securities Act the Company may require, as a condition of allowing such transfer, that Baham or transferee furnish to the Company: (i) such information as is reasonably necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) at the expense of Baham or transferee, an opinion of counsel, satisfactory in form and substance to the Company, to the effect that such transfer may be made without registration under such Act.

                 (j)    Termination   of  Rights   and   Transfer
     Restrictions.    The   conditions   precedent   imposed   by
     Section 7(h) upon the transferability of the Registrable Securities, and the registration obligations of the Company imposed by this Section 7, shall cease and terminate as to any particular Registrable Securities when such securities shall have been (i) effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the applicable registration statement in such manner as to cause them to have been "distributed" under the
     Securities Act, (ii) at such time as such Registrable Securities are transferred by Baham or (iii) at such time as an opinion of counsel (which opinion and counsel shall be satisfactory to the Company and Baham) shall have been rendered to the Company and Baham to the effect that such conditions are not required to establish compliance with the Securities Act.

          8. BINDING EFFECT. This Option shall be binding upon the heirs, executors, administrators and successors of the parties hereto.


                   (Signatures on next page)
      IN WITNESS WHEREOF, the parties have caused this Option to be executed this 15th day of August, 1995.



                              "Company"

                               GEODYNAMICS CORPORATION


                               By: /s/ Joanne M. Dunlap


                               Title: Vice President






                              "Baham"



                               /s/ Alney A. Baham
                               ALNEY A. BAHAM




                          Exhibit A-2

                    GEODYNAMICS CORPORATION

          ALNEY A. BAHAM $10.00 STOCK PURCHASE OPTION


     THIS $10.00 STOCK PURCHASE OPTION (the "Option") is made and entered into at Torrance, California on the date hereinafter set forth by and between GEODYNAMICS CORPORATION, a California Corporation, hereinafter called the "Company" and ALNEY A. BAHAM, hereinafter called "Baham".

WHEREAS:

     A.   Baham is a shareholder in the Company; and

      B.   Baham and the Company have entered into a Confirmation
Agreement of even date, which requires the issuance of stock options to Baham.

      NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

           1. GRANT OF OPTION. Subject to the conditions set forth herein, the Company hereby grants to Baham the non-assignable right, privilege and option to purchase ten thousand (10,000) shares (the "Option Shares") of its Common Stock at TEN DOLLARS ($10.00) per share (the "Option Price"), in the manner hereinafter provided.

           2. TIME OF EXERCISE OF OPTION. This Option may be exercised by Baham or his estate for the five (5) year period commencing upon its execution date.

           3. METHOD OF EXERCISE. Stock purchased under this Option shall, at the time of purchase, be paid for in full. This Option may be exercised, from time to time, by written notice to the Company stating the number of shares with respect to which this Option is being exercised and the time of delivery thereof, which shall be at least fifteen (15) days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. At the time specified in such notice, the Company shall, without transfer or issue tax to Baham, deliver to him at the main office of the Company, or at such other place as shall be mutually acceptable, a certificate or certificates for such shares, against the payment of the Option Price, in full, for the number of shares to be delivered, by certified or bank cashier's check, or the equivalent thereof acceptable to the Company. Provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any requirements of any state or federal agency or any securities exchange. Provided, further, that in the event that the California Commissioner of Corporations has imposed an escrow upon the stock of the Company, said shares shall be delivered to the escrow holder previously designated by said Commissioner of Corporations, rather than to Baham. If Baham fails to accept delivery of and pay for all or any part of the number of shares specified in the notice given by Baham, upon tender and delivery of said shares, Baham's right to exercise this Option with respect to such undelivered shares shall be terminated.

           4. RECLASSIFICATION, CONSOLIDATION OR MERGER. If, and to the extent that the number of issued shares of Common Stock of the Company shall be increased or reduced by a change in par value, split-up, reclassification, distribution of a dividend payable in stock, or the like (but not dividends payable in cash), the number of Option Shares subject to this Option, and the Option Price therefor, shall be proportionately adjusted. If the Company is reorganized or consolidated, or merged with another corporation, Baham shall be entitled to receive options covering shares of such reorganized, consolidated or merged Company in the same proportion, at an equivalent price, and subject to the same conditions. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to this Option immediately after the reorganization, consolidation, or merger over the aggregate Option Price of such shares, shall not be more than the excess of the aggregate fair market value of all shares subject to this Option immediately before such reorganization, consolidation, or merger over the aggregate Option Price of such shares, and the new option or the assumption of the old option shall not give Baham additional benefits which he did not have under the old option.

           5. RIGHTS PRIOR TO EXERCISE OF OPTION. This Option is non-transferable by Baham, and is exercisable only by him, and Baham shall have no rights as a shareholder of shares subject to this Option until payment of the Option Price and the delivery of such shares as herein provided. Provided, however, that this Option may be exercisable by Baham's executor or personal representative.

           6. RESTRICTIONS ON ISSUANCE OF SHARES. The Company shall not be obligated to sell and issue any shares pursuant to this Option, unless permission to issue said shares has first been obtained from the Commissioner of Corporations of the State of California, and, further, unless the shares with respect to which this Option is being exercised are, at the time, effectively registered, or exempt from registration, under the Securities Act of 1933, as amended.

          7.  REGISTRATION.

               (a)  Definitions.  As used in this Section 7:

                     (i)  The terms "register," "registered"  and
     "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering by the Securities and Exchange Commission ("SEC") of the effectiveness of such registration statement; and

                    (ii)  The term "Registrable Securities" means
     (a) the Common Stock issued or issuable upon exercise of the Option or issued or issuable upon exercise of a like option issued to Baham on the date hereof and (b) any Common Stock which Baham shall be entitled to receive, or shall have received, because of Baham's ownership of such securities, such as additional securities received upon stock splits, recapitalizations and the like.

               (b)  Demand Registration.

                     (i)   Upon the written demand of Baham,  the
     Company shall prepare and file a registration statement under the Securities Act covering an offering of such number of shares of Common Stock comprising the Registrable Securities as shall have been requested by Baham in such demand, and shall cause such registration statement to become effective, all in accordance with the provisions of this Agreement; provided that (i) the Company shall be obligated to effect registration pursuant to this Section 7(b)(i) no more than one time and (ii) no demand shall be made at any time that the Company is not eligible to register securities on From S-3 promulgated by the SEC (or any comparable successor form) and the Company shall only be required to effect a registration if at the time of effectiveness thereof, the Company continues to be eligible to use such From S-3.

                      (ii)   Whenever  the  Company  shall   have
     received a demand to effect registration pursuant to Section 7(b)(i), the Company may give notice of such proposed registration to other holders of unregistered securities of the Company. Subject to such conditions as the Company may impose, any such holder may request that all of such holder's unregistered securities, or any portion thereof designated by such holder, be included in the offering.

                      (iii)    The   Company  shall  proceed   as
     expeditiously as possible after receipt of a demand pursuant to Section 7(b)(i) to file a registration statement and use its best efforts to effect, within 120 days after the giving of such written demand (or, in the case of a demand made within 60 days prior to the end of the Company's then fiscal year, within 210 days after the giving of such written demand) the registration of an offering under the Securities Act. Such offering shall include:

                            (A)    the   Registrable   Securities
     specified  in the demand given pursuant to Section  7(b)(i);
     and

                          (B)   all other shares of Common  Stock
     that the holders thereof have requested be included in the offering pursuant to Section 7(b)(ii);

     all to the extent required to permit the respective holders to dispose of such securities in compliance with applicable law. The Company shall have the right to include in such offering authorized but unissued shares of its Common Stock, except as, and to the extent that, in the opinion of the managing underwriter, such inclusion would adversely affect the amount of, or price at which, the Registrable Securities otherwise included therein can be sold. Should the Company chose to distribute its securities through such underwriting, it shall (together with Baham) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this
     Section 7(b), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the securities to be included in the registration and underwriting for the account of the Company or other holders, as the Company shall determine, to an amount not less than 10% of the total number of shares included in such offering. Should the Company chose not to distribute its securities through such underwriting, Baham, with the consent of the Company (which shall not be unreasonably withheld), shall select the representative, if any, of the underwriters to be engaged in connection with any such registration. Any such underwriter shall be a member firm of the New York Stock Exchange with a net capital of at least $15,000,000.

               (c)  Piggyback Registration.

                    (i)  Notice of Registration.  If, at any time
     or  from  time  to  time,  the Company  shall  determine  to register any of its securities for its own account in connection with an offering of its securities to the general public for cash on a form which would permit the registration of Registrable Securities, the Company will, subject to the further provisions of this Section 7:

                              (A)  promptly give to Baham written
          notice thereof; and

                               (B)  subject to clause (ii) below,
          use its reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made on or prior to the later of (1) ten days after such notice from the Company or (2) ten days before the initial filing of the registration statement which is the subject of such notice.

                    (ii)   Underwriting.  If the registration  of
     which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Baham as a part of the written notice given pursuant to Section 7(c)(i)(A). In such event, the right of Baham to registration pursuant to this Section 7(c) shall be conditioned upon Baham's participation in such underwriting and the inclusion of Baham's Registrable Securities in the underwriting to the extent provided herein. Should Baham propose to distribute his securities through such underwriting, he shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this
     Section 7(c), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit or eliminate the Registrable Securities to be included in the registration and underwriting. In any underwritten public offering in which Baham participates pursuant to this Agreement, Baham agrees that he will consent to any lockup of securities demanded by the underwriter in connection with any such registration provided all other selling shareholders agree to like restrictions. In any underwritten public offering in which Baham does not participate pursuant to this Agreement, Baham agrees that he will consent to any lockup of securities demanded by the underwriter, not in excess of 120 days in the aggregate for any one offering, in connection with any such registration provided all selling shareholders, if any, and all officers and directors of the Company not participating in such public offering agree to like restrictions.

                (d) Expenses of Registration. Subject to any state blue sky laws requiring otherwise, all expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 7 with respect to Registrable Securities, including without limitation, all underwriting spreads, registration, legal, accounting, filing and qualification fees, and printing expenses with respect to or allocable to Registrable Securities, shall be borne by the Company.

                (e) Registration Procedure. Upon receipt of any notice from the Company, at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event of which it is aware as a result of which the prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, Baham will forthwith discontinue distribution of the Registrable Securities pursuant to the registration statement until Baham's receipt of the copies of any supplemented or amended prospectus.

               (f) Indemnification. If and whenever Registrable Securities of Baham are included in a registered offering, Baham will indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement and each person who controls the Company within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by an instrument duly executed by Baham and stated to be specifically for use therein.

               (g) Information by Baham. Baham shall furnish in writing to the Company such information regarding him and the distribution proposed by him as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 7.

                (h)   Sale Without Registration.  At the time  of
     any transfer of any Registrable Securities which shall not be registered under the Securities Act the Company may require, as a condition of allowing such transfer, that Baham or transferee furnish to the Company: (i) such information as is reasonably necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) at the expense of Baham or transferee, an opinion of counsel, satisfactory in form and substance to the Company, to the effect that such transfer may be made without registration under such Act.

                 (j)    Termination   of  Rights   and   Transfer
     Restrictions.    The   conditions   precedent   imposed   by
     Section 7(h) upon the transferability of the Registrable Securities, and the registration obligations of the Company imposed by this Section 7, shall cease and terminate as to any particular Registrable Securities when such securities shall have been (i) effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the applicable registration statement in such manner as to cause them to have been "distributed" under the
     Securities Act, (ii) at such time as such Registrable Securities are transferred by Baham or (iii) at such time as an opinion of counsel (which opinion and counsel shall be satisfactory to the Company and Baham) shall have been rendered to the Company and Baham to the effect that such conditions are not required to establish compliance with the Securities Act.

          8. BINDING EFFECT. This Option shall be binding upon the heirs, executors, administrators and successors of the parties hereto.


                   (Signatures on next page)
      IN WITNESS WHEREOF, the parties have caused this Option to be executed this 15th day of August, 1995.



                              "Company"

                               GEODYNAMICS CORPORATION


                               By: /s/ Joanne M. Dunlap

                               Title: Vice President






                              "Baham"



                               /s/ Alney A. Baham
                               ALNEY A. BAHAM